UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  September 15, 2000

                            DELTA FUNDING CORPORATION
             Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust (Exact name of registrant as specified in its charter)


                                                     52-2242921
New York (governing law of           333-03418-04    52-2242922
Pooling and Servicing Agreement)     (Commission     52-2242923
(State or other                      File Number)    IRS EIN
jurisdiction
of Incorporation)





        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                 21044
        (Address of principal executive offices)  (Zip Coide)





       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On September 15, 2000 a distribution was made to holders of DELTA FUNDING CORPORATION, Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust.





  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number           Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Asset Backed Certificates, Series 2000-2 Trust, relating to the September 15,2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DELTA FUNDING CORPORATION
              Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust

              By:   Wells Fargo Bank, Minnesota, NA as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 9/22/00





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Asset Backed Certificates, Series 2000-2 Trust, relating to the September 15, 2000 distribution.